Change in Projected Benefit Obligation (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012		Jan. 29, 2011		Jan. 30, 2010
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 111		$ 108
Service cost	5		6		6
Interest cost	4		5		4
Employee contributions	1		1
Benefits, expenses paid	(2)		(2)
Actuarial loss	9		1
Amendment	0	[1]	(11)	[1]
Curtailment	(1)	[2]	0	[2]
Partial settlement	(10)	[2]	0	[2]
Foreign currency impact	1		3
Projected benefit obligation at end of year	$ 118		$ 111		$ 108

[1]	On April 1, 2010, we amended the U.K. defined benefit pension plan. Pursuant to the amendment, we capped our rate of compensation increase. The change in compensation increase assumption resulted in a reduction of the plan's liability by $11 million in fiscal 2010.
[2]	Through fiscal 2010, Toys-Japan maintained a tax qualified pension plan ("TQPP") that covered all employees of Toys-Japan. Pursuant to amended Japanese laws, TQPP plans, such as the Toys-Japan pension plan had to be terminated or transferred to another defined benefit or defined contribution plan by March 31, 2012. In accordance with Japanese law, on February 1, 2011, Toys-Japan's TQPP plan was terminated and replaced with a defined benefit and defined contribution plan in the ratio of 70% and 30%, respectively. This change resulted in a plan curtailment and settlement. The plan curtailment reduced the plan's liability by approximately $1 million. No curtailment gains were recognized as the reduction in liability was offset by unrecognized net actuarial losses. The partial settlement amount represents the transfer of 30% of the TQPP plan projected benefit obligation ("PBO") to a new defined contribution plan.